SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 22, 2005


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 8.01 Other Events

On July 22, 2005, a jury ruled against Micrel (the "Company") in its suit against TRW Automotive ("TRW") and for TRW Automotive in its counter claim against Micrel. TRW's claim against Micrel alleged damages for higher costs incurred to purchase certain products that TRW had contracted Micrel to design, manufacture and sell to TRW. The outcome of the jury trial was an award of damages for the benefit of TRW in the amount of $9,282,188.00. The damages amount will be accrued in the Company's second quarter 2005 financial statements.

The Company is reviewing its options and considering further legal action to challenge the verdict both at the trial court level and on appeal.

A copy of a press release issued on July 22, 2005 is being furnished in conjunction with this Form 8-K as Exhibit 99.




                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  July 26, 2005